STOCK TRANSFER AGREEMENT

BETWEEN

DRM INFORMATICS CORP. AND PREVENTIA INC.

THIS STOCK TRANSFER AGREEMENT (this ''Agreement'') is made, entered into and shall be deemed effective as of the 13th day of August 2012, BETWEEN Alan Mintzer, an individual currently residing at17208 Skylands Court, Freehold, NJ, USA 07728 (the ''Seller'') and Preventia Inc., a Nevada Corporation (the ''Purchaser'') whose principal place of business is located at 36 Toronto Street, Suite 1150, Toronto, Ontario, Canada M5C 2C5.

WHEREAS, the Seller owns all of the shares of DRM INFORMATICS CORP. (''DRM INFORMATICS CORP.''), a Delaware corporation, free and clear of all liens and/or encumbrances.

WHEREAS, the Purchaser desires to engage in a business similar to that conducted by DRM INFORMATICS CORP., and desires to acquire all the shares of the Seller with a view to integrating and combining the operations of DRM INFORMATICS CORP. with its own operations.

WHEREAS, the parties intend that this transaction constitute a tax-free exchange of the Sellers' stock of DRM INFORMATICS CORP. solely in exchange for voting capital stock of the Purchaser, in accordance with the provisions of Section 368(a)(1)(B) of the Internal Revenue Code, and all terms contained herein shall be interpreted to effectuate such intent.

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties, each intending to be legally bound, agree as follows:

1. Exchange. Immediately after the execution of this Agreement, the Seller shall exchange all of his common shares in DRM INFORMATICS CORP., consisting of 2,000,000 common shares of stock with a $.001 par value, duly endorsed and sealed, for a total of 25,000,000 shares of common stock with a par value of $.001, duly endorsed and sealed, of the Purchaser.  It is hereby further understood and agreed that Seller hereby directs the Purchaser to issue said 25,000,000 common shares to the individuals set forth in “Exhibit A” (the ''Seller’s Designees'') of this Agreement in the amounts set forth next to their name in consideration for the interest they owned in a successor entity known as DRM Informatics, Inc., a Delaware corporation. This transaction shall be completed in accordance with the provisions of Section 368(a)(1)(B) of the Internal Revenue Code.  The common shares of the Purchaser delivered to the Seller and/or the Seller’s Designees shall be validly issued, fully paid and non-assessable. In addition, all certificates evidencing the common shares being delivered by the Purchaser to the Seller and the Seller’s Designees will bear the following legend, as well as any legend required under applicable state securities laws:

 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED

2. Mutual Obligations of the Parties. The Seller will indemnify and hold the Purchaser harmless from any loss or expense which the Purchaser may sustain by reason of any claim presented against Purchaser as to the validity of the Seller’s title to the common shares of DRM INFORMATICS CORP. transferred to the Purchaser. The Purchaser will indemnify and hold the Seller and/or the Seller’s Designees harmless from any loss or expense which the Seller and/or the Seller’s Designees may sustain by reason of any claim presented against the Seller and/or the Seller’s Designees as to the validity of the Purchaser’s title and authority to issue the common shares of the Purchaser to be issued to the Seller and/or Seller’s Designees pursuant to this Agreement.

3. Representations of the Seller. The Seller hereby represents and warrants:

a) The Seller is the sole owner of and has the sole right to sell all of the issued and outstanding common shares of DRM INFORMATICS CORP.  In addition, the Seller owns all of the issued and outstanding common shares of DRM INFORMATICS CORP. free and clear of all liens and/or encumbrances.

b) DRM INFORMATICS CORP. is a corporation duly organized and existing under the laws of the State of Delaware, with the authority to issue 2,000,000 shares of common stock, with a $.001 par value, of which 2,000,000 common shares are issued and outstanding.

c) As of the date hereof: (i) Uniloc Luxembourg S.A. is the sole and exclusive owner of U.S. Patent No. 6,857,067 for “System and Method for Preventing Access to Electronic Data” (the “Patent”, which term includes all intellectual property related thereto); and (ii) DRM INFORMATICS CORP. is presently the only licensee of the Patent.

d) The Seller shall use his best efforts to assist the Purchaser in purchasing the Patent from Uniloc Luxembourg S.A., amending the license from Uniloc Luxembourg S.A. to provide for an exclusive license, and/or such other actions as may deemed appropriate by the board of directors of the Purchaser and/or DRM INFORMATICS CORP. to most effectively protect and enforce their respective intellectual property rights.

4. Representations of the Purchaser. The Purchaser hereby represents and warrants:

a) The Purchaser is a corporation duly organized and existing under the laws of the State of Nevada with the authority to issue 1,000,000,000 shares of common stock having a par value of $.001 per share.

b) This transaction has been duly authorized and approved by the board of directors of the Purchaser.

c) The Purchaser has the ability to issue the 25,000,000 common shares of the Purchaser that it is exchanging for the stock of the Seller in this transaction free and clear of all liens and/or encumbrances.

5. Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties, and their respective successors, assigns and legal representatives.

6. Lock Up Period. It is hereby understood and agreed that all common shares to be issued by the Purchaser to the Seller and/or the Seller’s Designees shall be issued and the stock certificates forwarded to the Seller’s attorney, David A. Weinstein, Esq., as soon as reasonably practicable after the Closing Date.  It is hereby further understood and agreed that all of the common shares issued and stock certificates representing said common shares to be issued to the Seller and/or the Seller’s Designees shall be held in escrow by the attorney for the Seller, David A. Weinstein, Esq, located at 4400 Route 9 South, Suite 1000, Freehold, NJ 07728, and shall not be released by said escrow agent to the Seller and/or the Sellers’ Designees until on or after August 13, 2013. On or after August 13, 2013, David A. Weinstein Esq. “Mr. Weinstein”) shall be hereby authorized to release to the Seller and/or the Seller’s Designees the shares issued and stock certificates representing said shares to be issued to the appropriate party as identified in “Exhibit A.” of this Agreement without any recourse and/or penalty associated with said act by any party to this transaction.  Further, the Purchaser shall pay and otherwise be responsible for the reasonable cost of the Seller’s legal costs and fees invoiced by Mr. Weinstein for acting as escrow agent and/or distributing said stock certificates.  Such amounts shall be paid and/or reimbursed (as applicable) within thirty (30) days of receipt by the Purchaser of an invoice evidencing such legal costs and fees. Both parties hereby agree to fully indemnify and hold harmless Mr. Weinstein from any and all claims made by any party regarding Mr. Weinstein acting as escrow agent for said stock; provided however that the aforementioned duty to indemnify and harmless shall not apply where such claim(s) stems from Mr. Weinstein’s gross negligence or willful misconduct.  Notwithstanding anything to the contrary herein, the Seller and/or the Seller’s Designees who shall be issued shares of the common stock of the Purchaser shall have all rights and privileges of any other shareholder of the Purchaser, immediately after the closing of the stock transfer contemplated herein, even though they shall not in physical possession of the shares to be issued or the stock certificates representing said issuance until on or after August 13, 2013.

      7.  Miscellaneous.

a)

This Agreement and the stock transfer contemplated hereunder shall be deemed closed as of 8:30am (EST) on the 13th day of August, 2012 (the “Closing Date”).

b)

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

If to the Seller, to it at:

17208 Skylands Court

Freehold, NJ 07728

With a copy to:

Law Offices of David A. Weinstein, PC

4400 Route 9 South, Suite 1000

Freehold, NJ 07728

Attn:  David A. Weinstein, Esq.

If to the Purchaser, to it at:

Robert Stevens, President

Preventia, Inc.

36 Toronto Street, Suite 1150

Toronto, Ontario, Canada M5C 2C5

With a copy to:

Soble Law

36 Toronto St., Suite 1150

Toronto, Ontario, Canada M5C 2C5

Attention:  Matthew T. Soble

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

c)

This Agreement shall not be changed, modified or amended except in writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or in writing signed by the party to be charged.

d)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

e)

NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND AGREE TO SAID VENUE.

f)

In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing their claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

g)

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

h)

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

i)

All of the representations and warranties contained in this Agreement shall survive execution and delivery of this Agreement.

j)

It is hereby understood and agreed that immediately after the closing of the stock transfer contemplated herein, the Purchaser shall invest in and/or loan to DRM INFORMATICS CORP. the aggregate sum of $50,000.00 on terms and conditions that shall be mutually agreed upon between the Purchaser, the Seller, and DRM INFORMATICS CORP.  The parties further hereby agree that the aforementioned $50,000.00 shall be wired to an account designated by the Seller.  This provision shall survive closing of the stock transfer contemplated herein and a breach of this provision shall be deemed a breach of this Agreement.

k)

It is hereby understood and agreed that on or before August 27, 2012 the Purchaser shall invest in and/or loan to DRM INFORMATICS CORP. the aggregate sum of $350,000.00 on terms and conditions that shall be mutually agreed upon between the Purchaser, the Seller, and DRM INFORMATICS CORP.  This provision shall survive the closing of the stock transfer contemplated herein and a breach of this provision shall be deemed a breach of this Agreement.

l)

It is hereby understood and agreed that upon the completion by DRM INFORMATICS CORP. of a functional prototype of the product referenced in U.S. Patent No. 6,857,067 (and as more fully described in Exhibit “B”) acceptable to the Purchaser (acting reasonably) within ninety (90) days after the date of the transfer of funds to DRM INFORMATICS CORP OF $350,000 as referenced in subsection (k) above, the Purchaser shall invest in and/or loan to DRM INFORMATICS CORP. the aggregate sum of $13,200,856.00 on terms and conditions that shall be mutually agreed between the Purchaser, the Seller, and DRM INFORMATICS CORP.  This provision shall survive closing of the stock transfer contemplated herein and a breach of this provision shall be deemed a breach of this Agreement.

m)

It is hereby understood and agreed that the Purchaser and the Seller shall enter into an employment agreement, which shall be deemed effective as of August 13, 2012, on terms and conditions to be mutually agreed between the Seller and DRM INFORMATICS CORP., to employ Alan Mintzer as the President and Chief Executive Officer of DRM INFORMATICS CORP. for a period of three (3) years with a monthly salary of $25,000 (USD) payable on the 1st day of each month following the Closing Date.  This provision shall survive closing of this transaction and a breach of this provision shall be deemed a breach of this Agreement.

n)

It is hereby understood and agreed that the parties shall sign all agreements and documents necessary to effectuate the terms and conditions of the Letter of Intent executed by the parties hereto and effective as of July 25, 2012 (attached hereto as Exhibit “C”), within thirty (30) days after the Closing Date. This provision shall survive closing of the stock transfer contemplated herein and a breach of this provision shall be deemed a breach of this Agreement.

o)

In the event of a breach of this Agreement by the Purchaser of subsections (j), (k), (l), (m) and/or (n) that is not remedied within thirty (30) days after written notice by the Seller to the Purchaser, the Seller shall be entitled to payment by the Purchaser to the Seller of the amounts contemplated in subsection (m), in accordance with subsection (m), plus all reasonable attorney fees and costs associated with obtaining said funds; provided however that the Seller’s right to such payment(s) is conditional on: (i) DRM INFORMATICS CORP. not being in breach of the investment/loan agreements contemplated in subsections (j) ,(k) and/or (l) (as applicable); and (ii) if the employment agreement contemplated in subsection (m) is entered into prior to the Seller’s demand for payment pursuant to this subsection (o), the Seller being entitled to such payment(s).  This provision shall survive closing of this transaction.

p)

Notwithstanding anything to the contrary herein and/or any employment agreement entered into between DRM INFORMATICS CORP. and the Seller, DRM INFORMATICS CORP. cannot terminate the Seller’s employment as contemplated in subsection (o) until the later of: (i) the date upon which the Purchaser fulfills all of its obligations set forth in subsections (j) and (k); and (ii) ninety (90) days after the Closing Date.

q)

It is acknowledged and agreed that the issuance of stock in the Purchaser is the sole and complete consideration for the transfer of 100% of the outstanding stock of DRM INFORMATICS CORP. by the Seller to the Purchaser.  Furthermore, and for purposes of clarity, the remedy contemplated in subsections (o) and (p) is and shall be the Seller’s sole remedy with respect to breach of subsections (j), (k), (l), (m) and/or (n) and no breach of said subsections shall result in the unwinding of the stock transfer contemplated in and effectuated by this Agreement.

r)

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

s)

This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

t)

Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

PURCHASER:

PREVENTIA INC.

By: _____________________

       Robert J. Stevens, President

SELLER:

_____________________

_____________________

Witness

                                                    ALAN MINTZER

EXHIBIT “A”: REGISTRATION OF SHARES IN THE PURCHASER

The common shares of the Purchaser to be issued pursuant to this Agreement shall be registered to Alan Mintzer and the other individuals listed below (being the “Seller’s Designees”) as follows:

Shareholder Name	Address Shareholder	PVTA Shares
Alan Mintzer	17208 Skylands Court, Freehold, NJ 07728	10,350,000
Sidney Opatut	122 Stirrup Drive, Freehold, N.J. 07728	2,950,000
Benson Hausman	984 Stillwater Road, Stamford CT. 06902	1,250,000
Joel Krawitz	176 Cannon Road, Wilton, CT. 06897	1,250,000
Sidney Opatut	122 Stirrup Drive, Freehold, N.J. 07728	450,000
Pamela Lopes	78 Demerest Drive, Manalapan, NJ. 07726	250,000
Don Messinger	1757A East 2nd Street, Scotch Plains, N.J. 07076	2,700,000
Sharon Hyman	1757A East 2nd Street, Scotch Plains, N.J. 07076	300,000
Barry Zion	181 Mountainside Dr., Gouldsboro, Pa. 18424	125,000
Matthew Baron	15 Whitman Road, Morganville, N.J. 07751	62,500
Gerald Krawitz	176 Cannon Road, Wilton, CT. 06897	125,000
Martin Krutzel	44 Eastwood Blvd., Manalapan, N.J. 07726	62,500
Stuart Katz	27 Longstreet Rd., Manalapan, N.J. 07726	62,500
Steve Blau	4 Richard Ct, Manalapan, N.J. 07726	62,500
Carl Baylis	271 Park Ave., Harrison, N.Y. 10528	250,000
John Randazzo	364 Morris Ave., Rockville Centre 11570-2417	125,000
Richard Griesbach	208 Highway 79, Wickatunk, N.J. 07765	62,500
Mort Stenzler	7719 Aralia Way, Seminole, FL 33777	62,500
Jessie Esposito	210 3rd St., Unit 2302, Bradenton, Fl. 34205	62,500
Paul Waldman	57-19 Bridgewaters Drive, Oceanport, N.J. 07757	50,000
Lauren Solomon	6231 Residencia, Newport Beach, CA 92660	125,000
Mike Schurott	506 North Bicycle Path, Port Jefferson Station, N.Y. 11776	62,500
Lynn Lessell	17208 Skylands Court, Freehold, NJ 07728	2,500,000
Sara Mintzer	177 Tulip Lane, Freehold, NJ 07728	687,500
Jacqui Mintzer	17208 Skylands Court, Freehold, NJ 07728	687,500
Robert DiCarlo	10 Equestrian Court, Stony Brook, NY 11790	125,000
David A. Weinstein	6 Veronica Court, Manalapan, NJ 07726	200,000

TOTAL		25,000,000

EXHIBIT “B”: PROTOTYPE

For the purposes of this Agreement, to be deemed “working”, the prototype of the hardware must be an Industry Standard smart chip USB key and the prototype of the system as a whole must include:

•

Database (storing license data)

•

Simple Test Application with and without implementation

•

Chip & DB Utility Application

•

License Maintenance Utility

and must be able to demonstrate the following:

a)

DEMONSTRATE USE OF ANTI-PIRACY SYSTEM USING LICENSE CHIP TECHNOLOGY “SECUREtechnologies”)

•

Show Virgin Chip (using chip & db utility app)

•

Show Simple Test Application runs without license when application not implemented with SECUREtechnologies.

•

Show Simple Test Application implemented with SECUREtechnologies does not run when license not present.

•

Add license to virgin chip

•

Show Server Database with newly added license (using chip & db utility app)

•

Show virgin chip is no longer virgin and has license for simple test application (using chip & db utility app)

•

Show Simple Test Application implemented with SECUREtechnologies runs when license is present.

•

Show Simple Test Application does not run when license chip removed.

•

Show Simple Test Application runs again when license chip replaced

•

Disconnect Network and show how simple test app runs with PC disconnected from network and license chip attached.

•

At 2nd client pc, show how simple test application does not run without license chip.

•

Using license chip from 1st client pc, connect license chip to 2nd client pc, and show how simple test application runs with license chip attached.

•

At 1st client pc, show how simple test application no longer functions with license chip removed.

DEMONSTRATE AUTOMATIC UPDATE OF LICENSE CHIP

•

Show 2nd license chip preloaded with 3 days before expiration (using chip & db utility app)

•

Show the 2nd license chip After the Simple Test Application updating the license with a new 30 days before the next expiration.

•

Show 2nd license chip with new expiration date.

DEMONSTRATE MANUAL UPDATE OF LICENSE CHIP

•

Show 3rd license chip preloaded with 10 days before expiration (using chip & db utility app)

•

Manually Update license on 3rd license chip with new 30 days before expiration

•

Show 3rd license chip with new expiration date (using chip & db utility app)

DEMONSTRATE PROCESS TO ADDRESS LOST OR STOLEN LICENSE CHIP

•

“Report 2nd license chip lost or stolen”, updating server DB so 2nd license is never updated again.

•

Show server DB with 2nd license chip no longer valid

•

Show 4th license chip is a virgin chip (using chip & db utility app)

•

Show that Simple Test Application does not run with virgin 4th license chip

•

Request an update to the connected license chip (4th license chip)

•

Show 4th license chip contains a valid license for Simple Test Application (using chip & db utility app)

•

Show that Simple Test Application runs with newly updated 4th license chip

EXHIBIT “C”

See attached.